UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/01/2007

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Technitrol amended its letter agreement with James M. Papada, III. The purpose of the amendment is to revise the definition of the term "change in control" in order to comply with Section 409A of the Internal Revenue Code and the regulations thereunder.

The foregoing summary is not complete and is qualified in its entirety by reference to the text of the amended and restated letter agreement attached hereto as Exhibit 10.10(1) which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.10(1) Letter Agreement between Technitrol, Inc. and James M. Papada, III dated April 25, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: May 01, 2007	By:	/s/ Drew A. Moyer
Drew A. Moyer
Sr. Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.10(1)	Letter Agreement